UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	[ X]
Filed by a Party other than the Registrant	[ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ X] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

EQT Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

B A R C O D E See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000161292_1 R1.0.0.51160 EQT CORPORATION Annual Meeting April 17, 2013 April 17, 2013 9:30 AM EDT February 14, 2013 EQT Plaza 625 Liberty Avenue, Suite 1700 Pittsburgh, PA 15222 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. XXXX XXXX XXXX 0000161292_2 R1.0.0.51160 1. Form 10-K 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 03, 2013 to facilitate timely delivery.

B A R C O D E 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000 0000 0000 . Voting items 0000161292_3 R1.0.0.51160 The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1.1 Vicky A. Bailey 1.2 Kenneth M. Burke 1.3 George L. Miles, Jr. 1.4 Stephen A. Thorington The Board of Directors recommends you vote FOR the following proposal(s): 2 Approval of the amendment and restatement of the Company's Restated Articles of Incorporation 3 Advisory vote to approve the Company's executive compensation 4 Ratification of Ernst & Young LLP as the Company's independent registered public accountant

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information Voting items Continued 0000161292_4 R1.0.0.51160 The Board of Directors recommends you vote AGAINST the following proposal(s): 5 Shareholder proposal regarding a political contribution feasibility study NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

March 8, 2013 TO: Participants in EQT Corporation Employee Savings Plan (401(k) Plan) Dear Participant: Enclosed are the proxy solicitation materials prepared for the Annual Meeting of Shareholders of EQT Corporation to be held on Wednesday, April 17, 2013. Included is a direction card explaining the ways you may submit your voting instructions for the vested and unvested shares of EQT Corporation common stock held in your 401(k) Plan account. The shares of EQT Corporation common stock in which you hold an interest in the 401(k) Plan are to be voted by Fidelity Management Trust Company (“Fidelity”), the Plan Trustee, in accordance with your instructions. Please note that if your instructions are not received by Sunday, April 7, 2013, the Plan Trustee will vote such uninstructed shares in accordance with the 401(k) Plan. Please submit your voting instructions as soon as possible. Thank you. FIDELITY MANAGEMENT TRUST COMPANY Boston, Massachusetts

<STOCK#> Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01KZ7E 1 U P X + Annual Meeting Direction Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer. THIS DIRECTION CARD SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON. Signature 1 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4 and AGAINST Item 5. If you plan to attend the annual meeting on April 17, 2013, you must obtain an admission ticket by checking the box to the side and returning this Direction Card or by writing to the Corporate Secretary of EQT Corporation at the following address: EQT Plaza, 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222. Seating is limited and will be offered on a “first come, first served” basis. Shareholders must present a form of photo identification, such as a driver’s license, and an admission ticket in order to be admitted to the annual meeting. No cameras, camera phones, computers, electronic devices, recording equipment, briefcases, backpacks, large bags or packages will be permitted in the annual meeting. All bags permitted in the meeting room may be subject to inspection. IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain For Against Abstain 2. Approval of the amendment and restatement of the Company’s Restated Articles of Incorporation 3. Advisory vote to approve the Company’s executive compensation 4. Ratification of Ernst & Young LLP as the Company’s independent registered public accountant 5. Shareholder proposal regarding a political contribution feasibility study 1. ELECTION OF DIRECTORS Nominees: Terms Expiring 2016 1.1 - Vicky A. Bailey 1.2 - Kenneth M. Burke 1.3 - George L. Miles, Jr. 1.4 - Stephen A. Thorington This Direction Card when properly executed will be voted in the manner directed herein. If you fail to provide voting instructions, your shares will be voted by the Trustee of the Plan in the same manner and proportion as those shares for which the Trustee receives proper and timely instructions. The Trustee of the Plan is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMM 1 5 6 6 9 6 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 1234 5678 9012 345 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your direction card, you may choose one of the voting methods outlined below to vote your direction card. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Direction Cards submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 7, 2013. Vote by Internet • Go to www.envisionreports.com/EQT • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. 625 LIBERTY AVENUE, SUITE 1700, PITTSBURGH, PA 15222 DIRECTION CARD You are hereby requested to direct the Trustee to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of EQT Corporation (the “Company”) common stock held in your account in the Company’s Employee Savings Plan (“Plan”) at the Annual Meeting of Shareholders of the Company to be held on April 17, 2013 at 9:30 a.m. Eastern Time, at EQT Plaza, 625 Liberty Avenue, Pittsburgh, Pennsylvania, and at any adjournment of such meeting thereof. This Direction Card is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. The Board of Directors recommends votes FOR the election of all nominees for director, FOR the amendment and restatement of the Company’s Restated Articles of Incorporation, FOR the advisory vote to approve the Company’s executive compensation, FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accountant and AGAINST the shareholder proposal regarding a political contribution feasibility study. To have the Trustee vote in accordance with the Board of Directors’ recommendations FOR the election of all nominees for director, FOR the amendment and restatement of the Company’s Restated Articles of Incorporation, FOR the advisory vote to approve the Company’s executive compensation, FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accountant and AGAINST the shareholder proposal regarding a political contribution feasibility study, check the corresponding boxes next to the proposals listed on the reverse side of this card. Where a vote is not specified on a returned Direction Card or the Direction Card is not returned, the Trustee of the Plan will vote the shares represented by this Direction Card in proportion to the way other Plan participants voted their shares. A vote FOR the election of nominees listed on the reverse side includes discretionary authority to vote for a substitute nominee if any nominee becomes unavailable for election for any reason. This Direction Card when properly executed will be voted in the manner directed herein. If you fail to provide voting instructions, by completing, signing and returning this card, your shares will be voted by the Trustee of the Plan in the same manner and proportion as those shares for which the Trustee receives proper and timely instructions. The Trustee of the Plan is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof. Please sign and date on the reverse side and return the Direction Card promptly using the enclosed envelope. EQT CORPORATION C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. EQT CORPORATION ANNUAL MEETING OF SHAREHOLDERS WEDNESDAY, APRIL 17, 2013 9:30 A.M. EQT PLAZA 625 Liberty Avenue Pittsburgh, PA YOUR VOTE IS IMPORTANT! You may vote by Internet, telephone or mail. See the instructions on the other side of this Direction Card. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders. The 2012 Form 10-K, 2013 Proxy Statement and form of Direction Card are available at: www.envisionreports.com/EQT IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + + IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

March 8, 2013 TO: EQT Corporation Holders of Restricted Shares Dear Participant: Enclosed are the proxy solicitation materials prepared for the Annual Meeting of Shareholders of EQT Corporation to be held on Wednesday, April 17, 2013. Included is a direction card explaining the ways you may submit your voting instructions for the restricted shares of EQT Corporation common stock held in your Long-Term Incentive Plan account. The shares of EQT Corporation common stock that you hold in EQT Corporation’s Long-Term Incentive Plan will be voted by the Plan Administrator in accordance with your instructions. Please note that if your instructions are not received by Friday, April 5, 2013, the Plan Administrator will not vote such uninstructed shares. Please submit your voting instructions as soon as possible. Thank you. EQT CORPORATION Pittsburgh, Pennsylvania

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01KZ8E 1 U P X + Annual Meeting Direction Card . + IMPORTANT ANNUAL MEETING INFORMATION Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer. THIS DIRECTION CARD SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON. Signature 1 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. A Proposals — The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4 and AGAINST Item 5. This Direction Card when properly executed will be voted in the manner directed herein. If no direction is made, this Direction Card will not be voted. The Plan Administrator, or its designee, is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof. For Against Abstain For Against Abstain 2. Approval of the amendment and restatement of the Company’s Restated Articles of Incorporation 3. Advisory vote to approve the Company’s executive compensation 4. Ratification of Ernst & Young LLP as the Company’s independent registered public accountant 5. Shareholder proposal regarding a political contribution feasibility study 1. ELECTION OF DIRECTORS Nominees: Terms Expiring 2016 1.1 - Vicky A. Bailey 1.2 - Kenneth M. Burke 1.3 - George L. Miles, Jr. 1.4 - Stephen A. Thorington If you plan to attend the annual meeting on April 17, 2013, you must obtain an admission ticket by checking the box to the side and returning this Direction Card or by writing to the Corporate Secretary of EQT Corporation at the following address: EQT Plaza, 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222. Seating is limited and will be offered on a “first come, first served” basis. Shareholders must present a form of photo identification, such as a driver’s license, and an admission ticket in order to be admitted to the annual meeting. No cameras, camera phones, computers, electronic devices, recording equipment, briefcases, backpacks, large bags or packages will be permitted in the annual meeting. All bags permitted in the meeting room may be subject to inspection. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMM 1 5 6 6 9 6 2 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 1234 5678 9012 345 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. Vote by Internet • Go to www.envisionreports.com/EQT • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your direction card, you may choose one of the voting methods outlined below to vote your direction card. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Direction cards submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 5, 2013.

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. . 625 LIBERTY AVENUE, SUITE 1700, PITTSBURGH, PA 15222 DIRECTION CARD You are hereby requested to direct the Plan Administrator, or its designee, to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of EQT Corporation (the “Company”) common stock held in your restricted share account in the Company’s 2009 Long-Term Incentive Plan at the Annual Meeting of Shareholders of the Company to be held on April 17, 2013 at 9:30 a.m. Eastern Time, at EQT Plaza, 625 Liberty Avenue, Pittsburgh, Pennsylvania, and at any adjournment of such meeting thereof. This Direction Card is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. The Board of Directors recommends votes FOR the election of all nominees for director, FOR the amendment and restatement of the Company’s Restated Articles of Incorporation, FOR the advisory vote to approve the Company’s executive compensation, FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accountant and AGAINST the shareholder proposal regarding a political contribution feasibility study. To have the Plan Administrator, or its designee, vote in accordance with the Board of Directors’ recommendations FOR the election of all nominees for director, FOR the amendment and restatement of the Company’s Restated Articles of Incorporation, FOR the advisory vote to approve the Company’s executive compensation, FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accountant and AGAINST the shareholder proposal regarding a political contribution feasibility study, check the corresponding boxes next to the proposals listed on the reverse side of this card. Where a vote is not specified on a returned Direction Card or the Direction Card is not returned, your shares will not be voted. A vote FOR the election of nominees listed on the reverse side includes discretionary authority to vote for a substitute nominee if any nominee becomes unavailable for election for any reason. This Direction Card when properly executed will be voted in the manner directed herein. If no direction is made, this Direction Card will not be voted. The Plan Administrator, or its designee, is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof. Please sign and date on the reverse side and return the Direction Card promptly using the enclosed envelope. EQT CORPORATION C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. EQT CORPORATION ANNUAL MEETING OF SHAREHOLDERS WEDNESDAY, APRIL 17, 2013 9:30 A.M. EQT PLAZA 625 Liberty Avenue Pittsburgh, PA YOUR VOTE IS IMPORTANT! You may vote by Internet, telephone or mail. See the instructions on the other side of this Direction Card. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Shareholders. The 2012 Form 10-K, 2013 Proxy Statement and form of Direction Card are available at: www.envisionreports.com/EQT IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + +